UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Vireo Growth Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

VIREO GROWTH INC.

2026 Annual General and Special Meeting of Shareholders

Vote by May 27, 2026
11:59 p.m. Eastern Time
Virtual Meeting Website:
www.virtualshareholdermeeting.com/VREOF2026

VIREO GROWTH INC.
207 SOUTH 9TH STREET
MINNEAPOLIS, MINNESOTA 55402
USA

V92339-P51035

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on May 29, 2026

You invested in VIREO GROWTH INC. (the "Company") and it's time to vote! You have the right to vote on proposals being presented at the Annual General and Special Meeting of Shareholders.

Get informed before you vote

We encourage you to access and review the Notice of Meeting, the proxy statement and management information circular, form of proxy and Annual Report to Shareholders online at www.ProxyVote.com prior to voting. You can also receive a free paper or email copy of the material(s) by requesting prior to May 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote in Advance of the Meeting

Vote by May 27, 2026, 11:59 p.m. Eastern Time at www.ProxyVote.com

Vote Virtually at the Meeting*

May 29, 2026
10:00 a.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/VREOF2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. Please follow the instructions on the reverse side to access these materials and vote on these important matters.

Voting Items		Board Recommends
1.	To fix the number of directors of the Company to be elected at seven.	For
2.	**Election of Directors.** To elect Dr. Kyle E. Kingsley, Ross M. Hussey, Victor E. Mancebo, Judd T. Nordquist, John Mazarakis, Michael Steiner and Christopher J. Hagedorn as directors of the Company to take office immediately following the Meeting.	
	Nominees:	
2a.	Dr. Kyle E. Kingsley	For
2b.	Ross M. Hussey	For
2c.	Victor E. Mancebo	For
2d.	Judd T. Nordquist	For
2e.	John Mazarakis	For
2f.	Michael Steiner	For
2g.	Christopher J. Hagedorn	For
3.	To approve a consolidation of the Company's outstanding subordinate voting shares, multiple voting shares and super voting shares at a ratio not less than 20-for-1 and not more than 40-for-1, with the ratio at which the consolidation would be effected to be a ratio within the range to be determined at the discretion of the Board, the full text of which is set forth in Proposal 3 in the accompanying proxy statement and management information circular.	For
4.	To appoint Davidson & Company LLP as the auditors of the Company for the ensuing year and to authorize the Board to fix their remuneration.	For
5.	To approve a Second Amendment to the Employment Agreement between the Company and John Mazarakis as the Chief Executive Officer of the Company (the "Second Amendment to the Mazarakis Employment Agreement"), as more fully described in the accompanying proxy statement and management information circular.	For
6.	To approve a distribution of securities to Mr. Mazarakis in accordance with the Second Amendment to the Mazarakis Employment Agreement, the full text of which is set forth in Proposal 6 in the accompanying proxy statement and management information circular.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

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V92340-P51035